EXHIBIT 10.3
                             AEQUITRON MEDICAL, INC.
                              AMENDED AND RESTATED
                             1988 STOCK OPTION PLAN


     1. Purpose. The purpose of the Aequitron Medical, Inc. 1988 Stock Option Plan is to provide a continuing, long-term incentive to selected eligible officers and key employees of Aequitron Medical, Inc. (the "Corporation") and of any subsidiary corporation of the Corporation (the "Subsidiary"), as herein defined and to all Non-Employee Directors of the Corporation; to provide a means of rewarding outstanding performance; and to enable the Corporation to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability.

     2. Definitions. The following words and phrases as used herein shall have the meanings set forth below:

     2.1 "Board" shall mean the Board of Directors of the Corporation.

     2.2 "Change in Control" shall mean the time at which any entity, person or group (other than the Corporation, any subsidiary of the Corporation or any savings, pension or other benefit plan for the benefit of any employees of the Corporation or its subsidiaries) which prior to such time beneficially owned less than twenty percent (20%) of the then outstanding Common Stock acquires such additional shares of Common Stock in one or more transactions, or a series of transactions, such that following such transaction or transactions such entity, person or group beneficially owns, directly or indirectly, twenty percent (20%), or more, of the outstanding Common Stock.

     2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.4 "Committee" shall mean the Stock Option Committee of the Board, or such other committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this plan as contemplated by Article 3 hereof.

     2.5 "Common Stock" shall mean the common stock, $.01 par value, of the Corporation.

     2.6  "Corporation"   shall  mean  Aequitron  Medical,   Inc.,  a  Minnesota
corporation.

     2.7 "Non-Employee Directors" shall mean members of the Board who are not employees of the Corporation or any Subsidiary.


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     2.8  "Fair  Market  Value"  of any  security  on any  given  date  shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchanges, or is traded on the NASDAQ National Market System, the last reported sales price on the principal such exchange or NASDAQ System on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange or the NASDAQ System on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange or the NASDAQ National Market System, but is traded in the over-the-counter market, including the NASDAQ System, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

     2.9 "ISO" shall mean any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.10 "NQO" shall mean any stock option granted pursuant to this Plan which is not an ISO.

     2.11 "Option" shall mean any stock option granted pursuant to this Plan, whether an ISO or an NQO.

     2.12 "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

     2.13 "Plan" shall mean this 1988 Stock Option Plan of the Corporation.

     2.14 "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under Section 425(f) of the Code.

     3. Shares Available Under Plan. The number of shares which may be issued pursuant to options granted under this Plan shall not exceed 1,600,000 shares of the Common Stock of the Corporation; provided, however, that shares which become available as a result of cancelled, unexercised, lapsed or terminated options granted under this Plan shall be available for issuance pursuant to options subsequently granted under this Plan. The shares issued upon exercise of options granted under this Plan may be authorized and unissued shares or shares previously acquired or to be acquired by the Corporation.

     4. Administration

     4.1 The Plan will be administered by the Board of Directors or a Committee of at least three members selected by the Board, and who have not at any time during the twelve month period before service on the Committee ("Committee"), been eligible to receive any Option under the Plan, or under any other benefit plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock or stock options of the Corporation or any of its Subsidiaries, except for the granting of options that are exempt under SEC Rule 16b-3 or any successor rule. The Board or such Committee is hereinafter described as the Committee.
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     4.2 The Committee will have plenary authority, subject to provisions of the
Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, the participation by the Optionee in other plans, and any other terms or conditions of each Option. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an ISO or an NQO. The number of shares, the term and the other terms and conditions of a particular kind of Option need not be the same, even as to options granted at the same time. The Committee's recommendations regarding option grants and terms and conditions thereof will be conclusive.

     4.3 The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the Plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

     4.4 The Committee will designate one of its members as chairman. It will hold its meetings at the times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee will be made by a majority of its members. Any determination reduced to writing and signed by all members will be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who need not be a member of the Committee, and may make such rules and regulations for the conduct of its business as it may deem advisable.

     4.5 No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his services on the Committee. Service on the Committee will constitute service as a member of the Board, so that the members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to its By-laws.

     4.6 The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions and any such Options in a manner, at any times, and in any form as the Board may reasonably request.


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     4.7 Any other  provision of the Plan to the contrary  notwithstanding,  the
Committee is authorized to take such action as it, in its discretion, may deem necessary or advisable and fair and equitable to Optionees in the event of: a Change in Control of the Corporation; a tender, exchange or similar offer for all or any part of the Common Stock made by any entity, person or group (other than the Corporation, any Subsidiary of the Corporation or any savings, pension or other benefit plan for the benefit of employees of the Corporation or its Subsidiaries); a merger of the Corporation into, a consolidation of the Corporation with, or an acquisition of the Corporation by another corporation; or a sale or transfer of all or substantially all of the Corporation's assets, Such action, in the Committee's discretion, may include (but shall not be deemed limited to): establishing, amending or waiving the forms, terms, conditions or duration of Options so as to provide for earlier, later, extended or additional terms for exercise of the whole, or any installment, thereof; alternate forms of payment; or other modifications. The Committee may take any such actions pursuant to this Section 4.7 by adopting rules or regulations of general applicability to all Optionees, or to certain categories of Optionees; by amending or waiving terms and conditions in stock option agreements; or by taking action with respect to individual Optionees. The Committee may take any such actions before or after the public announcement of any such Change in Control, tender offer, exchange offer, merger, consolidation, acquisition or sale or transfer of assets.

     5. Participants.

     5.1 Participation in this Plan shall be limited to officers and regular full-time executive, administrative, professional, production and technical employees of the Corporation or of a Subsidiary, and to all Directors of the Corporation. Non-Employee Directors of the Corporation shall only be able to participate under this Plan as specified in Section 14 hereof.

     5.2 Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

     5.3 Except with respect to Options granted to Non-Employee  Directors under
Section 14, the Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options need not he uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

     6. Terms and Conditions.

     6.1 Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Corporation may deem appropriate.

     6.2 Each Option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of the grant for any Option granted pursuant to Section 6.3(a) hereof, five years from the date of grant for any Option granted pursuant to 6.3(b) hereof and ten years and one day from the date of grant for any Option designated by the Committee as an NQO) and shall provide that the Option shall expire at the end of such period; provided, however, the term of each Option shall be subject to the power of the Committee, among other things, to accelerate or otherwise adjust the terms for exercise of Options pursuant to Section 4.7 hereof in the event of the occurrence of any of the events set forth therein.

     6.3 The exercise price per share shall be determined by the Committee at the time any Option is granted and, if the Option is an ISO, shall be determined as follows:

          (a) For employees who do not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred percent (100%) of Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

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          (b) For employees who own stock possessing more than ten percent (10%)
     of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

     6.4 An Option shall be exercisable at such time or times, and with respect to such minimum number of shares, as may be determined by the Corporation at the time of the grant. The Option agreement may require, if so determined by the Corporation, that no part of the Option may be exercised until the Optionee shall have remained in the employ of the Corporation or of a Subsidiary for such period after the date of the Option as the Corporation may specify.

     6.5 The Corporation may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

     7. Exercise of Option.

     7.1 Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Secretary of the Corporation (or such other person as he may designate). The notice shall state the number of shares with respect to which the Options are being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

     7.2 Payment shall be made to the Corporation either (i) in cash, including certified check, bank draft or money order (ii) at the discretion of the Corporation, by delivering Common Stock of the Corporation already owned by the participant or a combination of Common Stock and cash for all or a portion of the purchase price of the shares so purchased. With respect to (ii) the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

     7.3 Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the Corporation any amount necessary to satisfy applicable federal, state or local withholding tax requirements.


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     8.  Adjustments of Option Stock.  In case the shares issuable upon exercise of any Option granted under the Plan at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares (whether with or without par value), the number of shares purchasable upon exercise of such Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive a number of shares which he or she would have owned or have been entitled to receive after the happening of such event had such Option been exercised immediately prior to the happening of such subdivision or combination or any record date with respect thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such subdivision or combination retroactive to the record date, if any, for such
subdivision  or  combination.   The  option  price  (as  such  amount  may  have
theretofore been adjusted pursuant to the provisions hereof) shall be adjusted by multiplying the option price immediately prior to the adjustment of the number of shares purchasable under the Option by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter. Substituted shares of stock shall be deemed shares under Section 3 of the Plan.

     9. Assignments. Any Option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     10. Severance; Death; Disability. An Option shall terminate, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Corporation or by a Subsidiary except that:

     10.1 If the employment of the Optionee is terminated by any reason other than his or her death or disability, the Optionee may at any time within not more than three months after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that if the employment is terminated by deliberate, willful or gross misconduct as determined by the Committee, all rights under the Option shall terminate and expire upon such termination.

     10.2 If the Optionee dies while in the employ of the Corporation or a Subsidiary, or within not more than three months after termination of his or her employment, the Optionee's rights under the Option may be exercised at any time within one year following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent they were exercisable by the Optionee on the date of death.

     10.3 If the employment of the Optionee is terminated because of permanent disability, the Optionee, or his or her legal representative, may at any time within not more than one year after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment.

     10.4 Notwithstanding anything contained in Sections 10.1, 10.2 and 10.3 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option.


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     10.5 Transfers of employment  between the Corporation and a Subsidiary,  or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

     11. Rights of Participants. Neither the participant nor the personal representatives, heirs, or legatees of such participant shall be or have any of the rights or privileges of a shareholder of the Corporation in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

     12. Securities Registration. If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date for exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Corporation shall deem it necessary, the Corporation may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Corporation shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with the Corporation and take such action as is necessary to permit registration or qualification of such Options or shares.

     13. Duration and Amendment.

     13.1 There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all ISOs must be granted within ten years from the date the Plan is approved by the shareholders.

     13.2 The Board may terminate or may amend the Plan at any time, provided, however, that the Board may not, without approval of the shareholders of the Corporation, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of ISO's at less than 100% of Fair Market Value at time of grant, (iii) change the class of employees eligible to receive Options under the Plan, or (iv) permit Directors to receive options under the Plan other than pursuant to Section 14 hereof.

     14. Granting of Options to Directors. Each Non-Employee Director who on and after the date after this Plan is approved by shareholders of the Corporation is elected or reelected as a director of the Corporation or whose term of offices continues after such meeting of Shareholders shall as of the date of such election, reelection, or annual or special meeting automatically be granted an option to purchase 10,000 shares of the Corporation's Common Stock at an option price per share equal to 100% of the Fair Market Value of a share on such date. In the case of a special meeting, the action of the holders of shares in electing a Non- Employee Director shall constitute the granting of the Option to such Director, and, in the case of an annual meeting, the action of the holders of shares in electing or reelecting a Non- Employee Director shall constitute the granting of an Option to such Director; and the date when the holders of shares shall take such action shall be the date of grant of the Option. No director shall receive more than one option to purchase shares pursuant to this Plan in any one fiscal year. All such Options shall be designated as NQOs and shall be subject to the same terms and provisions as are then in effect with respect to granting of NQOs to salaried officers and key employees of the Corporation, except that the Option shall be exercisable as to all or any part

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of the shares subject to the Option  beginning one year from the date the Option is granted, and shall expire on the earlier of (i) twelve months after the Optionee ceases to be a director (except by death) and (ii) five years after the date of grant. Notwithstanding the foregoing, in the event of a death of a Non-Employee Director, any option granted to such Non-Employee Director may be exercised at any time within twelve months of death of such Non-Employee Director or on the date on which the option, by its terms expire, whichever is earlier. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Options granted to Directors, except that directors shall always have the right to deliver stock in exercise of options as provided in Section 7.2. Upon the effective date of shareholder approval of this Plan, the Stock Option Grant Program of the 1985 Incentive Stock Option Plan is terminated, except that options outstanding or to be granted on the date of shareholder approval shall remain outstanding until they, by their terms, expire.

     15. Approval of Shareholders. This Plan expressly is subject to approval of holders of a majority of the outstanding shares of Common Stock of the Corporation, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, the Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed cancelled.

     16. Conditions of Employment. The granting of an Option to a participant under this Plan who is an employee shall impose no obligation on the Corporation to continue the employment of any participant and shall not lessen or affect the right of the Corporation to terminate the employment of the participant.

     17. Other Options. Nothing in the Plan will be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association, or other entity, or to grant options to, or assume options of, any person for the acquisition by purchase, lease, merger, consolidation, or otherwise, of all or any part of the business and assets of any person, firm, corporation, association, or other entity.





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